UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

First Keystone Corporation

 (Exact name of registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 17, 2011, First Keystone Corporation (the "Company") held its 2011 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 5,444,136 shares of the Company's common stock were entitled to vote as of March 22, 2011, the record date for the Annual Meeting. There were 4,080,534 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class C Directors

The shareholders voted to elect two (2) Class C Directors to serve for a term of three (3) years and until their successor is elected and qualified.  The results of the vote were as follows:

Name	For	Against	Broker Non-Votes
Don E. Bower	3,159,293	21,130	900,111
Robert A. Bull	3,131,106	49,317	900,111

Proposal No. 2 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2011

The shareholders voted to ratify the selection of J.H. Williams & Co., LLP as the Company's independent registered public accounting firm for the fiscal year 2011. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,992,868	26,803	60,863	0

Proposal No. 3 – Advisory Vote on Executive Compensation

The shareholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,078,250	13,814	88,359	900,111

Proposal No. 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The shareholders voted, on an advisory basis, the holding of future advisory votes on named executive officer compensation every three years.  The results of the vote were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
564,462	178,780	2,358,816	78,364	900,111

ITEM 7.01	Regulation FD Disclosure

On May 17, 2011, Matthew P. Prosseda, Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: May 17, 2011	/s/ Matthew P. Prosseda
Matthew P. Prosseda
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.